UBS
Global Technology and Services Conference

November 2008

Safe-Harbor Statement

This presentation includes certain "forward-looking statements" including, without limitation, statements regarding Web.com’s expectations about its future financial performance and market position, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts.  These statements are sometimes identified by words such as “believe”, “growing”, “emerge” or words of similar meaning.
As a result of the ultimate outcome of such risks and uncertainties, Web.com’s actual results could differ materially from those anticipated in these forward-looking statements.  These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, our ability to integrate Web.com businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and our monthly customer turnover.  These and other risk factors are set forth under the caption "Risk Factors" in Web.com’s Quarterly Report on Form 10-Q for the
quarter ended September 30, 2008, as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at  www.sec.gov.  Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Web.com Company Overview

The Leader in Online Marketing for Small Businesses

Founded 1997

Over 274,000 paid subscribers as of September 30, 2008

$124 million Last 12-Month (LTM) Revenue

Strong earnings, margin and cash flow expansion

Approximately $1 billion in eCommerce transactions facilitated annually

Target Customer: 27+ million Small & Medium-Sized Businesses (SMB)

Headquarters in Jacksonville, FL

NASDAQ: WWWW

Over 27 million SMBs
(SBA)

For the first time ever, Internet searches exceed print usage

- (comScore/TMP)

Print YP or
WP Directory
33%
Other Print Directories
1%
Cell Phone 1%
DA 2%
Newspaper / Mag 2%
Search Engines
30%
Local Search Sites
13%
IYPs 17%
60%
Turning to Internet First

82% of consumers who search online follow up with offline action (TMP)

web.com

A Massive Market Opportunity

What Problem Are We Solving?

Small businesses need help navigating the online world:

They’re focused on running their business; limited time; lack of expertise

Requires online marketing experts to help them succeed

Web.com offers complete solutions and customer support to ensure help success

SMBs willing to pay for high value delivered

Measuring success one lead, call or email at a time

Support & Maintenance
Analytics
Branding
Email Marketing
E-commerce
Affiliate Marketing
Pay-Per-Click
Internet Advertising
Lead Generation
SEO
Website
SEM

Web.com Comprehensive Online Marketing Solution

Domain Registration
Storage
DIY Website
Webmail
Shopping Cart
Email Marketing
Developer Website
Logo Design
Analytics
SEM / SEO Basic
Lead Generation
Brand Identity
Local Search
DIFM Website
E-Commerce Transaction Engine
Vertical Specific Lead Generation
SEO Advanced
Full E-Commerce
Budget-based SEM
Custom Website
Custom Partner Online Marketing Platform
ARPU
$
$$$$

web.com

Solutions For Every Type of Need

Website Traffic & Trend Analysis

Traffic Patterns
Congratulations! Your site has reached its first 500 visitors!
Your Google traffic hits went up 50% this month!
On average, 7 people visit your website each day
This month your missed calls increased, get to the phone.
TOTAL GOOGLE HITS
exceptional performance
monitor closely
needs attention

Email & Phone Leads

Customer Prospects - 20 total this month
7 PHONE PROSPECTS
2 MISSED CALLS
13 EMAIL PROSPECTS

+ Track all Campaigns
+ Management Tools
+ Analytics Tools

Delivering Real Results for our Customers

OUTBOUND SALES
ENTERPRISE CHANNEL
AFFILIATE MARKETING
web.com
CROSS / UP SELL
WEB.COM BRAND
INBOUND SALES

A Multi-Channel Customer Acquisition Strategy

SMB
MARCHEX.
web.com
INTUIT
Local.com
NetworkSolutions.
Constant Contact
VistaPrint
Customer Focus
Microsoft
Google
YAHOO!
Go Daddy.com
Consumer
Breadth of Online Marketing Services
Singular Solution
Full Solution

SMB Online Marketing Universe

$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
$23.4 m
$37.8 m
$52.0 m
$82.5 m
$121.5 -
$123.5 m
EST
$93.4 m
YTD
2004
2005
2006
2007
2008

Revenue

25%
20%
15%
10%
5%
0%
3%
6%
12%
12%
20%
Target
17%
YTD
2004
2005
2006
2007
2008

Operating Margin

Non-GAAP operating margin excludes the effect of stock-based compensation, amortization of intangibles, non-recurring restructuring charges and revenue eliminated in purchase accounting. For the nine months ended 9/30/08, GAAP Operating
Margin was 4%.

*2007 Non-GAAP Operating Margin impacted by merger-related expenses

*

$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.0
$0.08
$0.20
$0.44
$0.52
$0.72 - $0.74 EST
$0.52 YTD
2004
2005
2006
2007
2008

Non-GAAP EPS

Non-GAAP Net Income and Non-GAAP Net Income Per Share. The Company excludes from non-GAAP net income and non-
GAAP net income per share amortization of intangibles, income tax expense, fair value adjustment to deferred revenue and stock based compensation, and includes cash income tax expense, because management believes that excluding such measures helps investors better understand the Company’s operating activities.  For the nine months ended 9/30/08, GAAP net income was $4.0 million and net income per fully diluted share was $0.13.

Web.com Investment Highlights

Massive number of small businesses moving online

Web.com is the leader in small business online marketing

Offers complete solution for any SMB online marketing needs

One of very few companies to achieve high margins addressing
SMB online marketing

Very few public pure-plays on SMB online marketing

Unique, scalable platform capable of managing thousands of
websites and campaigns daily while providing complete feedback loop to customers

UBS
Global Technology and Services Conference

November 2008